UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2014 Equity Incentive Plan

On May 15, 2014, we held our Annual Meeting of Stockholders (the “Annual Meeting”) at which our stockholders approved the adoption of the 2014 Equity Incentive Plan (the “Plan”).  The Plan provides for the issuance of up to 600,000 shares of our common stock in satisfaction of awards made under the Plan.  Pursuant to the Plan, our Compensation and Corporate Governance Committee is given the authority to administer the Plan (such Committee and its permissible delegates under the Plan, the “Administrator”) and to grant awards in the form of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units (including restricted stock units), performance awards and cash awards to our directors, executives, key employees as well as consultants and advisors of TransAct and our subsidiaries.  Upon adoption of the Plan, no new awards will be made under our existing equity plan.  In the event of a change in control (as defined in the Plan), any award requiring exercise will become fully exercisable, the restrictions on any outstanding share of stock and any outstanding stock unit under the Plan will lapse, and the delivery of shares of stock deliverable under any outstanding award of stock units will, to the extent consistent with the deferred compensation rules under Section 409A of the Internal Revenue Code, be accelerated and such shares will be delivered prior to the transaction, in each case, on a basis that will give the holder of the award a reasonable opportunity to participate as a stockholder in the change in control transaction.  The Administrator has approved a form of nonstatutory stock option agreement and a form of deferred stock award agreement to be used for grants made under the Plan.  A copy of the 2014 Equity Incentive Plan is filed as Exhibit 10.1 to this report and is incorporated herein by reference.  A copy of the form of Nonstatutory Stock Option Agreement is filed as Exhibit 10.2 to this report and is incorporated herein by reference.  A copy of the form of Deferred Stock Award Agreement is filed as Exhibit 10.3 to this report and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At our Annual Meeting, the Company’s stockholders voted on the following proposals:

Proposal 1: Election of Directors

To elect Thomas R. Schwarz as director of the Company to serve until the 2017 Annual Meeting of Stockholders or until the director’s successor has been duly elected and qualified:

For	Withheld	Broker Non-Votes
3,653,863	408,151	3,879,847

To elect Bart C. Shuldman as director of the Company to serve until the 2017 Annual Meeting of Stockholders or until the director’s successor has been duly elected and qualified:

For	Withheld	Broker Non-Votes
3,764,897	297,117	3,879,847

Proposal 2: Ratification of Independent Registered Public Accounting Firm

To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014:

For	Against	Abstain
7,596,451	344,866	544

Proposal 3: Advisory Vote on Executive Compensation

To approve, on an advisory basis, the Company’s compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
3,542,767	248,989	270,258	3,879,847

Proposal 4: Vote to approve the 2014  Equity Incentive Plan

To approve the Company’s 2014 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
3,234,060	825,806	2,148	3,879,847

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit	Description
10.1	2014 Equity Incentive Plan
10.2	Form of Nonstatutory Stock Option Agreement
10.3	Form of Deferred Stock Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/Steven A. DeMartino
Steven A. DeMartino
President, Chief Financial Officer, Treasurer and Secretary

Date: May 19, 2014